UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2024 (November 5, 2024)

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 7, 2024, Regency Centers Corporation (the "Company") issued a press release and filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission, in which the Company disclosed dividend declarations for common and preferred stock of the Company. The Original Report contained a typographical error with respect to the record date for each of the Company's Series A and Series B preferred stock (each as defined below), respectively. The correct record date for each is "January 16, 2025". The purpose of this Current Report on Form 8-K/A is to amend Item 8.01 of the Original Report to reflect this correction.

Item 8.01	Other Events

Declaration of Dividend for Common Stock and Series A and Series B Preferred Stock

On November 5, 2024, the Board of Directors (the “Board”) of Regency Centers Corporation (the “Company”):

1.
Declared a dividend on the Company's common stock of $0.705 per share, payable on January 3, 2025, to shareholders of record as of December 16, 2024.
2.
Declared a dividend on the Company’s 6.250% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), which will be paid at a rate of $0.390625 per share on January 31, 2025. The dividend will be payable to holders of record of the Company’s Series A Preferred Stock as of the close of business on January 16, 2025; and
3.
Declared a dividend on the Company’s 5.875% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), which will be paid at a rate of $0.367200 per share on January 31, 2025. The dividend will be payable to holders of record of the Company’s Series B Preferred Stock as of the close of business on January 16, 2025.

The information furnished above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

November 7, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

November 7, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary